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                                                                    Exhibit 99.2



                                 July 23, 1999


Data Return Corporation
801 Stadium Drive, Suite 117
Arlington, Texas 76011

Ladies and Gentlemen:

     I hereby consent to the reference to me and of my becoming a Director of Data Return Corporation in the Registration Statement on Form S-1 of Data Return Corporation filed with the Securities and Exchange Commission.


                                    Sincerely Yours,

                                    /s/ Thor Geir Ramleth

                                    Thor Geir Ramleth